EXHIBIT 99.5

EXECUTION VERSION

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”), dated as of November 21, 2018, is made by (i) ROBERT V. LAPENTA a/k/a ROBERT LAPENTA, SR., an individual with a business address at 177 Broad Street, 12th Floor, Stamford, Connecticut 06901, solely in his capacity as a subordinated creditor hereunder (in such capacity, the “Individual Subordinated Creditor”), and (ii) ASTON CAPITAL, LLC, a Delaware limited liability company, solely in its capacity as a subordinated creditor hereunder (in such capacity, the “Company Subordinated Creditor”, and together with the Individual Subordinated Creditor, each a “Subordinated Creditor” and collectively the “Subordinated Creditors”), for the benefit of BANK OF AMERICA, N.A. (with its participants, successors and assigns, the “Lender”).

WHEREAS, Revolution Lighting Technologies, Inc., a Delaware corporation (the “Company”) and its Subsidiaries which are party to this Agreement (each such Subsidiary, together with the Company, each, a “Loan Party” and collectively, the “Loan Parties”), are now or hereafter may be indebted to the Lender on account of loans or the other extensions of credit or financial accommodations from the Lender to the Loan Parties, or to any other Person under the guaranty or endorsement of the Loan Parties.

WHEREAS, the Subordinated Creditors have made or may make loans or grant other financial accommodations to the Loan Parties.

WHEREAS, as a condition to continue making any loans or extensions of credit to the Loan Parties, the Lender has required that the Subordinated Creditors subordinate (i) the payment of the Subordinated Creditors’ loans and other financial accommodations to the payment of any and all indebtedness of the Loan Parties to the Lender, and (ii) the Liens granted by the Loan Parties to the Subordinated Creditors to the Liens granted by the Loan Parties to the Lender, all as set forth in this Agreement. Assisting the Loan Parties in obtaining credit accommodations from the Lender and subordinating its interests pursuant to the terms of this Agreement are in each Subordinated Creditor’s best interest.

NOW THEREFORE, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lender for the benefit of the Loan Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Subordinated Creditor hereby agrees as follows:

1. Definitions. As used herein, the following terms have the meanings set forth below; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement:

“Bankruptcy Law” is defined in Section 6 hereof.

“Company Event of Default” means an Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with the Lender Indebtedness, including, but not limited to, the Credit Agreement, or any default under or breach of any such agreement or instrument.

“Collateral” means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted at any time to Lender as security for any Lender Indebtedness or to Subordinated Creditors as security for any Subordinated Indebtedness.

“Credit Agreement” means that certain Loan and Security Agreement, dated as of August 20, 2014, by and among the Loan Parties and the Lender as the same may be amended, supplemented or restated from time to time, including without limitation, most recently pursuant to the Forbearance Agreement.

“Disposition” or “Dispose” means the sale, assignment, transfer, license, lease (as lessor), exchange, or other disposition (including any sale and leaseback transaction) of any property by any person (or the granting of any option or other right to do any of the foregoing).

“Enforcement Action” means:

(a) the taking of any action to enforce any Lien in respect of the Collateral, including the institution of any foreclosure proceedings or, the noticing of any public or private sale or other disposition pursuant to Article 9 of the UCC or other applicable law, or the taking of any action in an attempt to vacate or obtain relief from a stay or other injunction restricting any other action described in this definition,

(b) the exercise of any right or remedy provided to a secured creditor under the Lender Loan Documents or the Subordinated Loan Documents (including, in either case, any delivery of any notice to seek to obtain payment directly from any account debtor of any Loan Party or any depositary bank, securities intermediary, or other person obligated on any Collateral of any Loan Party, the taking of any action or the exercise of any right or remedy in respect of the Collateral, or the exercise of any right of setoff or recoupment with respect to obligations owed to any Loan Party), under applicable law, at equity, in a Proceeding or otherwise, including the acceptance of Collateral in full or partial satisfaction of an obligation,

(c) the Disposition of all or any portion of the Collateral, by private or public sale or any other means,

(d) the solicitation of bids from third parties to conduct the Disposition of all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time,

(e) the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third parties for the purpose of valuing, marketing, or Disposing of all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time, and

(f) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any Equity Interests composing a portion of the Collateral) whether under the Lender Loan Documents, the Subordinated Loan Documents, under applicable law of any jurisdiction, in equity, in a Proceeding, or otherwise (including the commencement of applicable legal proceedings or other actions with respect to all or any material portion of the Collateral to facilitate the actions described in the preceding clauses).

“Forbearance Agreement” means that certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018., by and among the Loan Parties and the Lender.

“Lender Indebtedness” is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of any Loan Party to the Lender, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by any Loan Party with the Lender, and whether the Loan Parties may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

“Lender Loan Documents” means the “Loan Documents” as defined in the Credit Agreement.

“Lien” means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

“Proceeding” is defined in Section 8 hereof.

“Subordinated Guaranty” means that certain Guaranty, dated as of November 21, 2018, by the Loan Parties (other than the Company) in favor of the Subordinated Creditors, pursuant to which such Loan Parties have guaranteed the Company’s obligation to pay the Notes (as defined therein), as the same may be amended, supplemented or restated from time to time.

“Subordinated Indebtedness” means all obligations arising under the Subordinated Loan Documents.

“Subordinated Loan Documents” means all obligations arising under the Subordinated Guaranty, Subordinated Note, and Subordinated Security Agreement, including all other documents and agreements referenced therein and/or related thereto, as each may be amended, restated, modified or otherwise changed from time to time.

“Subordinated Note” means each of, and collectively, (i) the Company’s Consolidated Promissory Note, dated as of November 21, 2018 (as amended, restated, modified or otherwise changed from time to time), in the original principal amount of $38,407,968.88, executed and delivered by the Company in favor of the Subordinated Creditors, and (ii) any Additional LaPenta Note, as defined in the Forbearance Agreement (but for avoidance of doubt, such notes shall not exceed in the aggregate principal amount $5,000,000).

“Subordinated Security Agreement” means that certain Security Agreement, dated as of November 21, 2018, by and among the Subordinated Creditors and the Loan Parties, as the same may be amended, supplemented or restated from time to time.

2. Lien Subordination.

(a) Each Subordinated Creditor hereby acknowledges each Loan Party’s grant of first priority Liens in the Collateral to Lender as security for the Lender Indebtedness and agrees that the existence of any such Liens shall not constitute an event of default under the Subordinated Loan Documents.

(b) Subject to the terms and conditions hereof, Lender hereby consents to each Loan Party’s grant of Liens in the Collateral to Subordinated Creditors as security for the Subordinated Indebtedness and agrees that the existence of any such Liens (other than any Lien that may hereafter arise from any judgment obtained against any Loan Party) shall not constitute a Company Event of Default.

(c) Notwithstanding the date, time, method, manner, or order of grant, attachment, or perfection of any Liens in the Collateral securing the Subordinated Indebtedness or of any Liens in the Collateral securing the Lender Indebtedness (including, in each case, notwithstanding whether any such Lien is granted (or secures Debt relating to the period) before or after the commencement of any Proceeding) and notwithstanding any contrary provision of the UCC or any other applicable law or the Subordinated Loan Documents or any defect or deficiencies in, or failure to attach or perfect, the Liens securing the Lender Indebtedness, or any other circumstance whatsoever, Lender and Subordinated Creditors hereby agree that:

(i) any Lien with respect to the Collateral securing any Lender Indebtedness, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, Lender or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be senior in all respects and prior to any Lien with respect to the Collateral securing any Subordinated Indebtedness; and

(ii) any Lien with respect to the Collateral securing any Subordinated Indebtedness, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, Subordinated Creditors or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be junior and subordinate in all respects to all Liens with respect to the Collateral securing any Lender Indebtedness.

All Liens with respect to the Collateral securing any Lender Indebtedness shall be and remain senior in all respects and prior to all Liens with respect to the Collateral securing any Subordinated Indebtedness, for all purposes, whether or not such Liens securing any Lender Indebtedness are subordinated to any Lien securing any other obligation of the Loan Parties or any other Person (but only to the extent that such subordination is permitted pursuant to the terms of the Credit Agreement and the Subordinated Loan Documents, or as contemplated in Section 8.2).

(d) If for any reason any Lien granted or conveyed by any Loan Party to Lender is set aside or otherwise declared ineffective, in whole or in part, by any court of competent jurisdiction, and if as a consequence thereof any Subordinated Creditor becomes entitled to receive any proceeds from any of the Collateral or on account of such Subordinated Creditor’s Lien in any of the Collateral, then any such payments or proceeds received by such Subordinated Creditor shall be used by it to purchase a junior participation in the Lender Indebtedness pursuant to a junior participation agreement in form and content satisfactory to Lender but in all events providing that Lender’s retained interest in the Lender Indebtedness (including both principal and interest) and all costs and expenses incurred by Lender (including attorneys’ fees) in attempting to collect the Lender Indebtedness or to realize upon any of the Collateral shall be paid in full before such Subordinated Creditor shall be entitled to any payment on account of its junior participation and such Subordinated Creditor’s junior participation will be without recourse of any kind to Lender except for Lender’s gross negligence or willful misconduct after the date of such Subordinated Creditor’s purchase of such junior participation.

(e) Each of the Subordinated Creditors and Lender agrees that it will not (and hereby waives any right to), directly or indirectly, contest, or support any other Person in contesting, in any proceeding (including any Proceeding), the extent, validity, attachment, perfection, priority, or enforceability of a Lien held (i) by or on behalf of the Lender in the Collateral (or the extent, validity, allowability, or enforceability of any Lender Indebtedness secured thereby or purported to be secured thereby) or (ii) by or on behalf of any of the Subordinated Creditors in the Collateral (or the extent, validity, allowability, or enforceability of any Subordinated Indebtedness secured thereby or purported to be secured thereby), as the case may be, or the provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of Lender and Subordinated Creditors to enforce the terms of this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Lender Indebtedness and the Subordinated Indebtedness as provided in this Section 2.

(f) If, at any time, Lender shall subordinate, in whole or in part, its Lien upon any of the Collateral to or in favor of any other Person, the priority of Lender’s Lien in the Collateral vis-a-vis Subordinated Creditors shall not be affected thereby, and Lender’s Lien shall continue to be superior to each Subordinated Creditor’s Lien in the Collateral.

3. Payment Subordination. The payment of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority which may otherwise be available to the Subordinated Creditors by law or by agreement, the Lender shall hold a first priority Lien in the Collateral, and any Lien claimed therein by the Subordinated Creditors shall be and remain fully subordinate for all purposes to the Lien of the Lender therein for all purposes whatsoever. The Subordinated Indebtedness shall continue to be subordinated to the Lender Indebtedness even if the Lender Indebtedness is deemed unsecured, under-secured, subordinated, avoided or disallowed under the Bankruptcy Code or other applicable law.

4. Payments. Until all of the Lender Indebtedness has been paid in full and the Lender has released its Lien in the Collateral, the Subordinated Creditors shall not, without the Lender’s prior written consent, demand, receive or accept any payment (whether of principal, interest or otherwise) from any Loan Party in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness, except that the Subordinated Creditors may accept regularly scheduled (i) cash payments (but not prepayments) of interest on the Subordinated Note in an aggregate amount not to exceed $375,000, so long as before and after giving effect to such payment, no Company Event of Default (other than the Subject Defaults as defined in the Forbearance Agreement) shall have occurred and be continuing, and (ii) payments in kind of interest, so-called “PIK interest”, at the rate required to be paid under the Subordinated Note, to be added to the outstanding principal balance of the Subordinated Note.

5. Receipt of Prohibited Payments. If any Subordinated Creditor receives any payment on the Subordinated Indebtedness that such Subordinated Creditor is not entitled to receive under the provisions of this Agreement, such Subordinated Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of such Subordinated Creditor where necessary) for application to then-existing the Lender Indebtedness (whether or not due), in such manner of application as the Lender may deem appropriate.

6. Action on Subordinated Indebtedness. The Subordinated Creditors will not commence any action or proceeding against any Loan Party or the Collateral to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceeding against the any Loan Party under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government (collectively, “Bankruptcy Law”), or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditors with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full and the Lender has released its Lien in the Collateral.

7. Action Concerning Collateral.

(a) Until the Lender Indebtedness has been paid in full, and the Lender has released its Lien in the Collateral, whether or not any Proceeding has been commenced by or against any Loan Party, Subordinated Creditors will not:

(i) exercise or seek to exercise any rights or remedies with respect to any Collateral (including taking any Enforcement Action with respect to any Collateral);

(ii) commence or join with any person (other than Lender) in commencing, or filing a petition for, any Proceeding against any Loan Party;

(iii) contest, protest, or object to any Enforcement Action by Lender; and

(iv) object to (and waive any and all claims with respect to) the forbearance by Lender from taking any Enforcement Action.

(b) Until the Lender Indebtedness has been paid in full, and the Lender has released its Lien in the Collateral, whether or not a Proceeding has been commenced by or against any Loan Party, the Lender shall have the exclusive right to take Enforcement Actions with respect to the Collateral without any consultation with or the consent of any Subordinated Creditor. In connection with any Enforcement Action, the Lender may enforce the provisions of the Lender Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of its sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral, to incur expenses in connection with such Disposition, and to exercise all the rights and remedies of a secured creditor under applicable law.

(c) The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed either Subordinated Creditor’s agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys’ fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any the Lender Indebtedness secured by the Lender’s Lien in that Collateral in any order that it may choose. Each Subordinated Creditor hereby agrees that, until the payment in full of the Lender Indebtedness, and Lender has released its Lien in the Collateral, Lender may dispose of, and exercise any other rights with respect to, any or all of the Collateral, free of the Liens of Subordinated Creditors; provided that each Subordinated Creditor retains any rights and Liens it may have as a junior secured creditor with respect to the Subordinated Indebtedness with respect to the surplus, if any, arising from any such disposition or enforcement.

(d) Upon any disposition of any of the Collateral by Lender, each Subordinated Creditor (i) agrees, if requested, to execute and promptly (and in any event within three business days of any request) deliver any and all releases or other documents or agreements which Lender deems reasonably necessary to accomplish a disposition thereof free of the Liens of such Subordinated Creditor, and (ii) authorizes Lender to record, or cause to have recorded, any UCC financing statements which Lender deems reasonably necessary to accomplish a disposition thereof free of the Liens of such Subordinated Creditor. Each Subordinated Creditor agrees that any funds of Company which it obtains through the exercise of any right of setoff or other similar right constitute Collateral, and Subordinated Creditor shall immediately pay such funds to Lender to be applied to the outstanding Lender Indebtedness.

(e) Each Subordinated Creditor shall: (i) upon the request of the Lender in connection with a sale by any Loan Party (including any Loan Party, as a debtor-in-possession) of all or any portion of the Collateral and/or in connection with the repayment of the Lender Indebtedness through any of the refinance of the Lender Indebtedness, including, without limitation, the proceeds of debtor-in-possession financing, or from the proceeds of a sale of the assets of any Loan Party, any transaction contemplated by Section 8 hereof, or otherwise (each, a “Transaction”), and concurrent with the closing of a Transaction, release or otherwise terminate its Liens on such Collateral (if any); provided however that in the event of a refinancing of the Lender Indebtedness whereby the Subordinated Indebtedness is not repaid in full, Subordinated Creditors shall execute a subordination agreement on terms and conditions similar to this Agreement (the “Replacement Subordination Agreement”); (ii) promptly deliver such terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”), or in the event of a refinancing of the Lender Indebtedness whereby the Subordinated Indebtedness is not repaid in full, Subordinated Creditors shall execute the Replacement Subordination Agreement, and take such further actions as the Lender shall reasonably require in order to release and/or terminate and/or subordinate Subordinated Creditors’ Liens on the Collateral (if any) subject to such Transaction; and (iii) regardless of whether the Subordinated Creditors have delivered the releases or Replacement Subordination Agreement contemplated by clauses (i) and (ii), and regardless of whether or not there are any proceeds available to Subordinated Creditors after giving effect to the repayment of all or any portion of the Lender Indebtedness to repay the Subordinated Indebtedness, each Subordinated Creditor shall be deemed to have consented under the Subordinated Note and other Subordinated Loan Documents to such Transaction free and clear of each such Subordinated Creditor’s Lien and to have waived the provisions of the Subordinated Note and other Subordinated Loan Documents to the extent necessary to permit such Transaction, and each Subordinated Creditor hereby irrevocably authorizes and empowers Lender, at Lender’s option and in Lender’s sole discretion, as attorney in fact for such Subordinated Creditor to execute such releases if not provided by the Subordinated Creditor.

(f) In the event of any loss or damage to the Collateral, Lender may make proof of loss and adjust and compromise any insurance claim using its reasonable commercial judgment, to the extent permitted to do so pursuant to the terms and conditions of the Credit Agreement, and apply any proceeds from any insurance claim to reduce the Lender Indebtedness. Each Subordinated Creditor hereby irrevocably authorizes and empowers Lender, at Lender’s option and in Lender’s sole discretion, as attorney-in-fact for such Subordinated Creditor, to make proof of such loss, to adjust and compromise any claim under insurance policies using its reasonable commercial judgment, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender’s expenses incurred in the collection of such proceeds.

(g) Anything to the contrary in this Section 7 notwithstanding, any Subordinated Creditor may:

(i) if a Proceeding has been commenced by or against any Loan Party, file a claim or statement of interest with respect to the Subordinated Indebtedness;

(ii) take any action (not adverse to the priority status of the Liens on the Collateral securing the Lender Indebtedness, or the rights of Lender to undertake Enforcement Actions) in order to create or perfect its Lien in and to the Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Subordinated Creditors, including any claims secured by the Collateral, if any;

(iv) vote on any plan of reorganization and make any filings and motions that are, in each case, not in contravention of the provisions of this Agreement, with respect to the Subordinated Indebtedness and the Collateral; and

(v) join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Collateral initiated by Lender to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with an Enforcement Action by Lender (it being understood that no Subordinated Creditor shall be entitled to receive any proceeds thereof unless otherwise expressly permitted herein).

(h) No Subordinated Creditor shall be permitted to retain any proceeds of Collateral in connection with any Enforcement Action unless and until the Lender’s Indebtedness has been paid in full and the Lender has released its Lien in the Collateral, and any such proceeds received or retained in any other circumstance will be subject to Section 7(c).

(i) Subject to any specific provision of this Agreement to the contrary, each Subordinated Creditor hereby:

(i) agrees that the Subordinated Creditors will not take any action that would restrain, hinder, limit, delay, or otherwise interfere with any Enforcement Action by Lender, or that is otherwise not prohibited hereunder, including any Disposition of the Collateral, whether by foreclosure or otherwise;

(ii) subject to subsection (k) hereof, waives any and all rights it or the Subordinated Creditors may have as a junior lien creditor or otherwise to object to the manner in which Lender seeks to enforce or collect the Lender Indebtedness or the Liens securing the Lender Indebtedness granted in any of the Collateral, regardless of whether any action or failure to act by or on behalf of Lender is adverse to the interest of the Subordinated Creditors;

(iii) waives any and all rights it may have to oppose, object to, or seek to restrict the Lender from exercising their rights to set off or credit bid their debt; and

(iv) acknowledges and agrees that no covenant, agreement or restriction contained in the Subordinated Loan Documents (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of Lender with respect to the Collateral as set forth in this Agreement and the Lender Loan Documents.

(j) Except as set forth in Sections 7(g) and 8, Subordinated Creditors may exercise rights and remedies as unsecured creditors generally against any Loan Party in accordance with the terms of the Subordinated Loan Documents and applicable law so long as doing so is not, directly or indirectly, inconsistent with the terms of this Agreement; provided, that in the event that any Subordinated Creditor becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Subordinated Indebtedness, such judgment Lien shall be subject to the terms of this Agreement for all purposes as the other Liens securing the Subordinated Indebtedness.

(k) Lender agrees that any Enforcement Action by Lender with respect to Collateral subject to Article 9 of the UCC shall be conducted by Lender in a commercially reasonable manner. Lender shall provide reasonable prior notice to Subordinated Creditors of its initial material Enforcement Action.

8. Bankruptcy and Insolvency. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to Bankruptcy Law, the sale of all or substantially all of the assets of any Loan Party, dissolution, liquidation or any other marshalling of the assets or liabilities of any Loan Party (each, a “Proceeding”), the Subordinated Creditors will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Loan Parties in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the applicable Subordinated Creditor where necessary) for application to the then-existing the Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full and the Lender’s Lien in the Collateral has been terminated. If any Subordinated Creditor shall fail to take any such action, the Lender, as attorney-in-fact for such Subordinated Creditor, may take such action on the Subordinated Creditor’s behalf. Each Subordinated Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for such Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising its Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Lender’s own name or in the name of such Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and such Subordinated Creditor will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

Each Subordinated Creditor expressly agrees that the Lender will have the unfettered right in accordance with this Agreement and applicable law to commence any Proceeding and/or to release any Lien of the Lender on any or all Collateral at any time and from time to time and that the Lender shall be entitled to receive and apply upon the Lender Indebtedness any and all proceeds that it may receive in consideration of any such release.

Until the payment in full of the Lender Indebtedness has occurred, each Subordinated Creditor agrees that, in the event of any Proceeding, it:

(a) will not oppose or object to the use of any cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless consented to by the Lender or the Lender shall oppose or object to such use of cash collateral;

(b) will not oppose or object to any post-petition financing, whether provided by the Lender or by any other Person(s), to the extent consented to by the Lender, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), which DIP Financing shall constitute Lender Indebtedness hereunder;

(c) will not oppose or object to any sale or other disposition of any Collateral free and clear of claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the Lender shall consent to such sale or disposition, and each Subordinated Creditor further agrees to waive any rights it may have as a secured creditor pursuant to Section 363(f)(2) of the Bankruptcy Code in connection with any such sale or disposition;

(d) will not contest, or support any other person in contesting, any request by the Lender for adequate protection;

(e) will not seek or request relief from or modification of the automatic stay or any other stay in any Proceeding, or oppose (or support any other Person opposing) any claim by the Lender for any such relief or modification; or

(f) will not oppose or seek to challenge (or support any other Person opposing or challenging) any claim by the Lender for allowance in any Proceeding of Lender Indebtedness consisting of post-petition interest, fees or expenses as provided in the Credit Agreement.

In the event of a sale or other disposition by any Loan Party of some or all of the Collateral in connection with a Proceeding and/or the liquidation or winding up of its business, each Subordinated Creditor agrees to release its Lien on such Collateral, promptly (and in any event within three business days) upon the request of Lender, whether or not such Subordinated Creditor will receive any proceeds from such sale, provided that such Subordinated Creditor retains any rights and Liens it may have as a junior secured creditor with respect to the Subordinated Indebtedness with respect to the surplus, if any, arising from any such sale or disposition. Should any Subordinated Creditor fail to provide a release of its Lien in any such Collateral sold in accordance with the provisions of the preceding sentence within three business days after its receipt of Lender’s written request, Lender may, acting as Subordinated Creditor’s attorney-in-fact, do so itself in Subordinated Creditor’s name. Such power of attorney is coupled with an interest and is irrevocable until the payment in full of the Lender Indebtedness shall have occurred.

If Lender is required in any Proceeding or otherwise to turn over or otherwise pay to the estate of Borrowers any amount paid in respect of Lender Indebtedness (each a “Recovery”), then Lender shall be entitled to a reinstatement of the Lender Indebtedness with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

9. Restrictive Legend; Transfer of Subordinated Indebtedness. Each Subordinated Creditor will cause its Subordinated Note to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and such Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of each Subordinated Note bearing such legend. Each Subordinated Creditor is the lawful holder of its Subordinated Note and has not transferred any interest therein to any other person or entity. Without the prior written consent of the Lender, no Subordinated Creditor will assign, transfer or pledge to any other person any of such Subordinated Indebtedness or agree to a discharge or forgiveness of the same.

10. Continuing Effect. This Agreement shall constitute a continuing agreement of subordination. The Lender may, without notice to or consent by the Subordinated Creditors, amend or modify any term of the Lender Indebtedness, and each Subordinated Creditor expressly acknowledges and agrees that it may not amend or modify any term of the Subordinated Indebtedness or the Subordinated Note without obtaining the prior written consent of the Lender. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, without the consent of or notice to the Subordinated Creditors and without incurring responsibility to the Subordinated Creditors or impairing or releasing any of the Lender’s rights or any of the Subordinated Creditors’ obligations hereunder:

(a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any the Lender Indebtedness or any instrument evidencing the same in any manner;

(b) sell, exchange, release or otherwise deal with the Collateral or any other property at any time securing payment of the Lender Indebtedness or any part thereof;

(c) release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

(d) exercise or refrain from exercising any right against any Loan Party or any other person (including the Subordinated Creditors); and

(e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

11. No Commitment; No Marshalling. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodations to any Loan Party.

Each Subordinated Creditor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the Lender’s remedies permitted by applicable law or agreement.

12. Notice. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

If to the Lender:

Bank of America, N.A.

CityPlace 1

185 Asylum Street, 35th Floor

Hartford, CT 06103

Mail Code CT2-500-35-02

Attention: Cynthia Stannard, SVP

Telephone: 860-952-6827

Facsimile: 860-952-6830

E-mail: cynthia.stannard@baml.com

If to the Subordinated Creditors:

Robert LaPenta

c/o Aston Capital, LLC

177 Broad Street

Stamford, CT 06901

Telephone: (203) 504-1110

Facsimile: (203) 504-1150

E-mail: rlapenta@astoncap.com

Aston Capital, LLC

177 Broad Street

Stamford, CT 06901

Attention: James DePalma

Telephone: (203) 504-1150

Facsimile: (203) 504-1104

E-mail: jdepalma@astoncap.com

with a copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Kirby Chin

Telephone: 212 756-2000

Telecopier: 212 593-5955

Email: kirby.chin@srz.com

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

13. Conflict in Agreements. If the subordination provisions of any instrument evidencing Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Subordinated Creditors.

14. No Waiver. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Subordinated Creditors to the Lender in any other respect at any time.

15. Binding Effect; Acceptance. This Agreement shall be binding upon the Subordinated Creditors and, as applicable, the Subordinated Creditors’ heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of any Loan Party. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Subordinated Creditors. Notwithstanding anything contained in this Agreement or any other document, the parties agree that the obligations of, and the terms and conditions applicable to, each Subordinated Creditor pursuant to this Agreement are binding upon such Person solely in such Person’s capacity as a holder of the Subordinated Indebtedness and not in any other capacity, including as an officer, director, shareholder, employee, agent or other representative of any Loan Party or any of its Subsidiaries.

16. Miscellaneous. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

17. Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. Each party consents to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement may be venued in either the state or federal courts located in New York County, New York. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the Subordinated Creditors have executed this Agreement as of the date and year first above-written.

ROBERT V. LAPENTA a/k/a
ROBERT LAPENTA, SR., an individual

/s/ Robert LaPenta Sr.

ASTON CAPITAL, LLC

By:	/s/ Robert V. LaPenta
Name: Robert V. Lapenta, Aston Capital
Title: Chairman, CEO and Founder

Acknowledgment by the Loan Parties

The undersigned, being the Loan Parties referred to in the foregoing Agreement, hereby (i) acknowledge receipt of a copy thereof, (ii) agree to all of the terms and provisions thereof, (iii) agree to and with the Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditors would not be entitled to receive under the provisions of the Agreement, (iv) agree that any such payment will constitute a default under the Lender Indebtedness, and (v) agree to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

TRI-STATE LED DE, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

[Signatures Continue on Next Page]

VALUE LIGHTING, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James DePalma
Name: James DePalma
Title: President

ENERGY SOURCE, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: President

SEESMART, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President

TNT ENERGY, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: Sole Manager

[Signatures Continue on Next Page]

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: President of the Sole Manager

BREAK ONE NINE, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James DePalma
Name: James DePalma
Title: Secretary and Treasurer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ James DePalma
Name: James DePalma
Title: Sole Manager

EXHIBIT A

attach copy of each Subordinated Note with following legend

“THIS INSTRUMENT IS SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT IN FAVOR OF BANK OF AMERICA, N.A., DATED NOVEMBER 21, 2018.”